UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 30, 2000

                            C&F FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Chapter)

           Virginia                     000-23423                54-1680165
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)



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                             Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                       including area code):(804-843-2360)


                           ---------------------------
          (Former name or former address, if changed since last report)



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Item 5. Other Events

(a) As explained in the attached press release, the board of directors of C&F Financial Corporation, the one bank holding company for Citizens and Farmers Bank, has authorized management to buy up to 10% of the Company's common stock over the next twelve months. The stock will be purchased in the open market and/or by privately negotiated transactions as management and the board of directors determine prudent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&F FINANCIAL CORPORATION,
                                            REGISTRANT

Date:  March 30, 2000                       By:  /s/ Larry G. Dillon
     ----------------                          -----------------------------
                                            Larry G. Dillon
                                            President & Chief Executive Officer